Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Defined Wealth Shield ETF

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 27, 2024

September 23, 2024

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately three months. The Fund also seeks to provide investors that hold Fund shares with a buffer (the “Buffer”) against SPDR® S&P 500® ETF Trust losses during the Outcome Period. The current Outcome Period will end on September 30, 2024, and the Fund will commence a new Outcome Period that will begin on October 1, 2024 and end on December 31, 2024. The Fund’s new Cap and Buffer will not be determined until the start of the new Outcome Period on October 1, 2024. A supplement to the Fund’s prospectus will be filed on September 30, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of September 23, 2024, the expected range of the Fund’s Cap and the estimated Buffer are as set forth below.

Fund Name	Ticker	Estimated Cap Range	Estimated Buffer
Innovator Defined Wealth Shield ETF	BALT	2.37% – 2.77% (2.19% – 2.59% after taking into account the Fund’s unitary management fee)	20% (19.82% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference